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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT December 1, 2004
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

            Delaware                                       11-3200514
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    (State of Incorporation)                            (I.R.S. Employer
                                                       Identification No.)



 330 South Service Road, Melville, New York                         11747
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        (Address of principal                                      Zip Code
         executive offices)


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

                  On December 1, 2004, Verint Systems Inc. issued an earnings release announcing its financial results for the quarter ended October 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                  The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit No.  Description
     -----------  -----------
     99.1         Press Release of Verint Systems Inc., dated December 1, 2004.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VERINT SYSTEMS INC.



                                      By:   /s/Igal Nissim
                                            ---------------------------------
                                            Name:     Igal Nissim
                                            Title:    Chief Financial Officer



Dated:  December 1, 2004

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                                  EXHIBIT INDEX



Exhibit No.    Description
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99.1           Text of Press Release dated December 1, 2004